UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K12G3

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 1, 2002
                                                           --------------



                         FIRST RELIANCE BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)




 South Carolina                   To Be Assigned              80-0030931
 --------------                   --------------              ----------
 (State or other                  (Commission              (I.R.S. Employer
 jurisdiction of                  File Number)             Identification No.)
 incorporation)



             2170 W. Palmetto Street, Florence, South Carolina 29501
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (843) 662-8802
                                                           --------------



   First Reliance Bank (First Reliance Bancshares, Inc. is a successor issuer under Rule 12g-3 of the Securities Exchange Act of 1934)
            --------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

ITEM 5.  OTHER EVENTS.

         First Reliance Bancshares, Inc. (the "Holding Company") is a South Carolina corporation that was organized for the purpose of becoming a one-bank holding company by acquiring all of the common stock of First Reliance Bank, a South Carolina state bank (the "Bank"). Effective on April 1, 2002, the Holding Company completed its acquisition of the Bank pursuant to a statutory share exchange whereby each outstanding share of common stock of the Bank was exchanged for one share of common stock of the Holding Company. The shares of common stock of the Holding Company issued in connection with the share exchange were not registered under the Securities Act of 1933, as amended, in reliance upon the exemption from registration set forth in Section 3(a)(12) thereunder. Upon completion of the share exchange, the assets and liabilities of the Holding Company were substantially the same as those of the Bank.

         Prior to the share exchange, the Bank's common stock was registered with the Federal Deposit Insurance Corporation (the "FDIC") pursuant to Section 12(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Bank filed periodic reports under the Exchange Act with the FDIC. Pursuant to Rule 12g-3 promulgated under the Exchange Act, the common stock of the Holding Company is deemed automatically registered under Section 12(g) of the Exchange Act.

         This Form 8-K is filed by the Holding Company (i) as the initial report of the Holding Company with the Securities and Exchange Commission (the "SEC") and (ii) as notice that it is the successor issuer to the Bank and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith files reports and other information with the SEC. In addition, this Form 8-K is being filed for the purpose of including in the files of the SEC the annual report on Form 10-KSB for the year ended December 31, 2001 previously filed by First Reliance Bank with the FDIC so that such documents may be incorporated by reference into filings with the SEC as filings of a predecessor registrant to the Holding Company. The Form 10-KSB is filed as an exhibit hereto, is incorporated by reference herein and is specifically made a part hereof.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) The following information is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.       Description
-----------       -----------

   2              Plan of Reorganization and Exchange between First Reliance
                  Bank and First Reliance Bancshares, Inc., dated April 1, 2002
   3.1            Articles of Incorporation of First Reliance Bancshares, Inc.
   3.2            Bylaws of First Reliance Bancshares, Inc.
   4              Specimen Stock Certificate
   23             Consent of Tourville, Simpson & Caskey LLP
   99             Form 10-KSB for First Reliance Bank for the year ended
                  December 31, 2001

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    First Reliance Bancshares, Inc.


                                    By:   /s/ F. R. Saunders, Jr.
                                          -------------------------------------
                                          F. R. Saunders, Jr.
                                          President and Chief Executive Officer

Dated: April 16, 2002

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   2              Plan of Reorganization and Exchange between First Reliance
                  Bank and First Reliance Bancshares, Inc., dated April 1, 2002
   3.1            Articles of Incorporation of First Reliance Bancshares, Inc.
   3.2            Bylaws of First Reliance Bancshares, Inc.
   4              Specimen Stock Certificate
   23             Consent of Tourville, Simpson & Caskey, LLP
   99             Form 10-KSB for First Reliance Bank for the year ended
                  December 31, 2001